Subsequent Events (Notes)	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS

Cash distributions. The table below summarizes the quarterly distributions related to our quarterly financial results subsequent to the quarter ended December 31, 2011:

Quarter Ended	Total Quarterly Distribution Per Unit	Total Cash Distribution (in thousands) (a)	Date of Distribution	Unitholders Record Date
March 31, 2012	$0.3775	$11,832	May 14, 2012	May 4, 2012
June 30, 2012 (b)	0.4100	12,960	August 14, 2012	August 3, 2012
September 30, 2012 (b)	0.4550	16,966	November 14, 2012	November 2, 2012
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(a) The total cash distribution includes $6.2 million, $6.8 million and $8.2 million paid to Tesoro for the quarters ended March 31, June 30 and September 30, 2012, respectively.
(b) Total cash distribution includes the general partner's IDRs.

Revolving Credit Facility. The Amended Revolving Credit Facility became effective March 30, 2012. Concurrent with the execution of the amendment, and pursuant to the terms of the original agreement, we exercised our option to increase the total loan availability from $150.0 million to an aggregate of $300.0 million. The amendment allows us to request that the availability be increased up to an aggregate of $450.0 million, subject to receiving increased commitments from the lenders, compared to the original agreement, which allowed an aggregate capacity of $300.0 million. Our Amended Revolving Credit Facility was most recently amended on August 17, 2012 to revise certain coverage and leverage ratios.

Borrowings under the Amended Revolving Credit Facility continue to bear interest at either a base rate plus the base rate margin or a Eurodollar rate plus the Eurodollar margin, upon election. The applicable margin varies based upon a certain coverage ratio, as defined. We also incur commitment fees for the unused portion of the Amended Revolving Credit Facility at an annual rate. Letters of credit outstanding under the Amended Revolving Credit Facility incur fees at the Eurodollar margin rate. The Amended Revolving Credit Facility is scheduled to mature on April 25, 2014.

Senior Notes. Effective September 14, 2012, the Partnership completed a private offering of $350.0 million aggregate principal amount of 5.875% Senior Notes due 2020 (the "Senior Notes"). The proceeds of this offering were used to fund our acquisition of the Long Beach Assets and repay the outstanding balance on our Amended Revolving Credit Facility, with the remaining amounts to be used for general partnership purposes.

The Senior Notes have no sinking fund requirements. We may redeem some or all of the Senior Notes prior to October 1, 2016 at a make-whole price plus accrued and unpaid interest. On or after October 1, 2016, the Senior Notes may be redeemed at premiums equal to 2.938% through October 1, 2017; 1.469% from October 1, 2017 through October 1, 2018; and at par thereafter, plus accrued and unpaid interest in all circumstances. We will have the right to redeem up to 35% of the aggregate principal amount at 105.875% of face value with proceeds from certain equity issuances through October 1, 2015.

The Senior Notes are subject to a registration rights agreement under which we have agreed to exchange the notes for registered publicly-traded notes having substantially identical terms as the Senior Notes. The Senior Notes also contain customary terms, events of default and covenants. The Senior Notes are unsecured and guaranteed by all of our domestic subsidiaries, except Tesoro Logistics Finance Corp., the co-issuer of the Senior Notes.

Equity Offering. On October 5, 2012, we closed an offering of 4,255,000 common units, including 555,000 common units issued pursuant to the exercise of the underwriter's over-allotment option on October 2, 2012, representing limited partner interests, at a public offering price of $41.80 per unit. These common units were issued pursuant to our shelf registration statement, as supplemented by the prospectus supplement filed with the Securities and Exchange Commission on October 3, 2012. The Partnership intends to use the net proceeds of $170.7 million, including the proceeds from the exercise of the underwriter's over-allotment option, for general partnership purposes.

Anacortes Rail Facility Acquisition. Effective November 15, 2012, we entered into a transaction (the "Anacortes Rail Facility Acquisition") with Tesoro and TLGP pursuant to which TLLP acquired from Tesoro the Anacortes Rail Facility in exchange for total consideration of $180.0 million, comprised of $162.0 million in cash and the issuance of equity with a combined fair value of $18.0 million. The equity is comprised of 93,289 general partner units and 309,838 common units, representing slightly less than a 1% limited partner interest.

The Anacortes Rail Facility includes a four-track unloading platform, two receiving and departing tracks capable of handling a 100-car unit train and two additional short track spurs, as well as other related assets and properties associated with the facility. The facility, which was placed in service in September 2012, has a permitted capacity to deliver up to an average of 50,000 bpd per year of Bakken crude oil to Tesoro's Washington refinery.

We entered into an agreement with Tesoro to lease the real property under the Anacortes Rail Facility for a term of ninety-nine years in connection with the Anacortes Rail Facility Acquisition. We also entered into a right of first refusal, option agreement and agreement of purchase and sale, giving Tesoro the right to repurchase the Anacortes Rail Facility under certain conditions.

Anacortes Track Use and Throughput Agreement. The Partnership entered into a 10-year track use and throughput agreement with Tesoro in connection with the Anacortes Rail Facility Acquisition, effective November 15, 2012, under which Tesoro is obligated to transport an average of at least 40,000 bpd per month of crude oil at a throughput fee of $1.53 per barrel. An excess volume throughput fee of $0.75 per barrel will be charged for monthly average volumes in excess of 40,000 bpd. The fees under the agreement are indexed for inflation and the agreement gives Tesoro the option to renew for two five-year terms.

If Tesoro fails to transport aggregate volumes equal to its minimum throughput commitment during any calendar month, Tesoro will owe the Partnership a shortfall payment equal to the volume of the shortfall multiplied by the throughput fee. The amount of any shortfall payment paid by Tesoro will be credited against any amounts owed by Tesoro for the transportation of volumes in excess of its minimum throughput commitment during any of the succeeding three months.

Amended and Restated Omnibus Agreement. The Partnership entered into a second amended and restated omnibus agreement ("Second Amended Omnibus Agreement") with Tesoro, effective November 15, 2012, in connection with the Anacortes Rail Facility Acquisition. Certain additional acquisitions from Tesoro, including the assets in the Anacortes Rail Facility Acquisition, are governed by the Second Amended Omnibus Agreement. The annual fee payable to Tesoro under the Second Amended Omnibus Agreement remained $2.5 million for the provision of various general and administrative services.

Under the Second Amended Omnibus Agreement, Tesoro indemnifies us for certain matters, including environmental, title and tax matters associated with the ownership of our assets at or before the closing of the Initial Offering on April 26, 2011 and the subsequent acquisitions. As amended, the aggregate annual deductible for each type (unknown environmental liabilities, title or tax matters) of liability is $0.6 million before we are entitled to indemnification in any calendar year in consideration of the Martinez Crude Oil Marine Terminal, the Long Beach Assets and the Anacortes Rail Facility.

Amended and Restated Operational Services Agreement.  The Partnership entered into an Amendment and Restatement of Schedules to the Amended and Restated Operational Services Schedules (the "Amended Operational Services Schedules") on November 15, 2012 in connection with the Anacortes Rail Facility Acquisition. The Amended Operational Services Schedules consider the additional resources required to operate the Anacortes Rail Facility, primarily for electricity and other utilities. As amended, the annual fee we pay Tesoro is $2.0 million for support services performed by certain of Tesoro's field-level employees in support of our pipelines, terminals and storage facilities.

Chevron Northwest Products System Acquisition. In addition, on December 6, 2012, we executed definitive agreements to purchase Chevron Pipe Line Company's and Northwest Terminalling Company's (collectively, "Chevron") Northwest Products System (the "Northwest Products System") for a total purchase price of $400.0 million. The transaction is subject to regulatory approval and is expected to close during the first quarter of 2013. Upon execution of the purchase agreements, the Partnership paid an aggregate deposit of $40.0 million, which may be retained by Chevron upon certain termination events under the purchase agreements prior to closing.

The Northwest Products System consists of the Northwest Product Pipeline, a 760-mile FERC regulated common carrier products pipeline which extends from Salt Lake City, Utah to Spokane, Washington, and a separate five-mile jet fuel pipeline to the Salt Lake City International Airport and the Northwest Terminalling Company consisting of the Boise and Pocatello, Idaho and Pasco, Washington refined products terminals, which are not subject to FERC regulation. The pipeline receives product from five refineries and one pipeline in the Salt Lake City area and is the primary transportation option from Salt Lake City to Pocatello, Boise, Pasco and Spokane. Delivery volumes on the system averaged approximately 84,000 bpd in 2011. The terminals have a total storage capacity of 1.3 million barrels and delivered approximately 51,000 bpd in 2011. The operations of the Northwest Products System will be reported in our Terminalling, Transportation and Storage segment upon closing.